FINANCIAL PLANNING

IDS Equity Select Fund

1995 annual report
(prospectus enclosed)

(Icon of) three apple trees

The goals of IDS Equity Select Fund, Inc. are growth of capital and income. The Fund invests primarily in moderate growth stocks, higher yielding equities and debt securities.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by
American Express
Financial Advisors Inc.

(Icon of) three apple trees

Budding blue chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known.
But there's another group of companies that, though smaller and less well-known, boast impressive business histories. These mid-size companies, which we call "budding blue chips," are the foundation of Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.

Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1995 annual report

From the president                                   4
From the portfolio manager                           4
Ten largest holdings                                 6
Making the most of your Fund                         7
Long-term performance                                8
Independent auditors' report                         9
Financial statements                                10
Notes to financial statements                       13
Investments in securities                           21
IDS mutual funds                                    24
Federal income tax information                      27

1995 prospectus

The Fund in brief
Goal                                               3p
Types of Fund investments and their risks          3p
Manager and distributor                            3p
Portfolio manager                                  3p
Alternative purchase agreements                    3p

Sales charge and Fund expenses                     4p

Performance
Financial highlights                               6p
Total returns                                      8p

Investment policies and risks                     10p
Facts about investments and their risks           10p
Alternative investment option                     16p
Valuing Fund shares                               17p

How to purchase, exchange or redeem shares        18p
Alternative purchase arrangements                 18p
How to purchase shares                            20p
How to exchange shares                            23p
How to redeem shares                              24p
Reductions and waivers of the sales charge        29p

Special shareholder services                      34p
Services                                          34p
Quick telephone reference                         34p

Distributions and taxes                           35p
Dividend and capital gain distributions           35p
Reinvestments                                     36p
Taxes                                             36p
How to determine the correct TIN                  38p
PAGE 4

How the Fund is organized                        39p
Shares                                           39p
Voting rights                                    39p
Shareholder meeting                              39p
Board members and officers                       39p
Investment manager and transfer agent            41p
Distributor                                      42p

About American Express Financial Corporation     44p
General information                              44p

Appendix                                         45p
Description of corporate bond ratings            45p

(This annual report is not part of the prospectus)
PAGE 5

To our shareholders

(photo of) William R. Pearce, President of the Fund

(photo of) Joseph M. Barsky, Portfolio manager

From the president

If you're and experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often predictable, declines -- whether they're brief or longlasting, moderate or substantial -- are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

With the U.S. stock market mounting its best sustained advance in several years, IDS Equity Select Fund turned in a strong performance during its fiscal year -- December 1994 through November 1995. For the period, shareholders realized a 27.1% total return for Class A shares, including net asset value appreciation and distributions (capital gains and dividends).

Unlike the previous fiscal year, when rapidly rising interest rates kept the stock market off balance, the past period saw longterm rates decline. That, coupled with generally strong corporate profits and an ongoing low inflation rate, provided support to the market from the outset of the period. Aside from a relatively brief summer slump, the market displayed remarkably consistent momentum throughout the 12 months.

'Large-caps' lead

For the most part stocks of large companies were at the forefront of the market's advance. That trend worked against us much of the time, because this Fund focuses mainly on mid-size companies, commonly called "midcaps." So, while we enjoyed good gains from a number of holdings, overall we were unable to overcome that inherent disadvantage. However, to allow us to participate in some of the success of the "large-caps," we did add to our holdings in that category. Also enhancing the Fund's performance throughout the year was our decision to hold relatively small cash reserves, opting instead to keep nearly all assets at work in stocks.

PAGE 6
Our investment approach during the year focused on four business themes: technology, insurance, building materials and retailing. Technology stcks proved to be the most productive for us, as they constituted our largest stock exposure and were by far the market's strongest sector. Cisco Systems and Computer Associates were among our biggest winners in that group. Insurance stocks, our second-largest exposure, also made a substantial contribution to Fund performance, with Unum and Ace, Ltd. among our prominent performers. Building materials was more of a mixed bag. Our holdings within the group lagged early in the period, then picked up during the final months, with Clayton Homes, the Fund's largest holding, leading the upturn. Retailing, despite nice gains provided by The Gap and Jones Apparel, turned out to be a weak group for us overall.

Favorable factors still place

The principal forces that propelled the stock market during the past 12 months -- subdued inflation, lower long-term interest rates and healthy corporate profits -- remained in effect as we began a new fiscal year, though to a somewhat lesser degree than we saw some months ago. Therefore, while a repeat performance by the market would be most unlikely, we're fundamentally optimistic about prospects for positive returns in the months ahead.

We're particularly encouraged by the sizable gain the Fund enjoyed in November, the final month of the fiscal year. That could be an indication that the small and mid-size companies that dominate our portfolio are gathering momentum for stronger overall performance in 1996.

Joseph M. Barsky

Class A
12-month performance
(All figures per share)

Net asset value (NAV)
Nov. 30, 1995               $      12.35
Nov. 30, 1994               $      10.31
Increase                    $       2.04

Distributions
Dec. 1, 1994 - Nov. 30, 1995
From income                 $       0.12
From capital gains          $       0.49
Total distributions         $       0.61

Total Return**                     +27.1%

Class B
March 20, 1995 - Nov. 30, 1995
(All figures per share)

Net asset value (NAV)
Nov. 30, 1995               $      12.31
March 20, 1995*             $      10.37
Increase                    $       1.94

PAGE 7
Distributions
March 20, 1995* - Nov. 30, 1995
From income                 $       0.06
From capital gains          $       ---
Total distribution          $       0.06

Total Return**                     +19.3%***


Class Y
March 20, 1995 - Nov. 30, 1995
(All figures per share)

Net asset value (NAV)
Nov. 30, 1995               $      12.35
March 20, 1995*             $      10.37
Increase                    $       1.98

Distributions
March 20, 1995* - Nov. 30, 1995
From income                 $       0.10
From capital gains          $       ---
Total distribution          $       0.10

Total Return**                     +20.0%***

*Inception date.
**The prospectus discusses the effect of sales charges, if any, on the various classes.
***The total return is a hypothetical investment in the Fund with all distributions reinvested.

(This annual report is not part of the prospectus.)

PAGE 8

IDS Equity Select Fund, Inc.

Your Fund's ten largest holdings
The ten holdings listed here make up 18.94% of the Fund's net assets
__________________________________________________________________________________________
                                                           Percent                   Value
                                            (of Fund's net assets)   (as of Nov. 30, 1995)
__________________________________________________________________________________________
Clayton Homes                                                2.16%             $14,700,000
The company produces and sells, both wholesale and retail,
manufactured homes. Clayton Homes also provides related financial and insurance services and develops, markets and manages
manufactured home communities.

Illinois Tool Works                                           2.10             14,259,375
A highly-regarded industrial manufacturer, with a broad, leading-edge base of capital goods and consumer component products.

Tyco International                                            1.94             13,177,500
A diverse, New England-based producer of packaging, cable
manufacturing, fire extinguishing systems, alarms and controls, and simple electronic parts.

ConAgra                                                       1.90             12,959,375
The company is engaged in a variety of basic food businesses, including feed and fertilizer, grain processing and merchandising, agricultural chemicals, worldwide trading, fresh and processed red meats, poultry products, and frozen prepared foods and seafoods.

Sherwin-Williams                                              1.89             12,878,125
A leading producer and marketer of consumer and industrial paints and coatings.

Pep Boys-Manny Moe & Jack                                     1.85             12,587,500
A retailer of auto parts, with more than 330 stores located primarily in
Southern California and the Delaware Valley.

Albertson's                                                   1.81             12,300,000
An Idaho-based operator of supermarkets and combination food/drug stores - the fourth largest U.S. food retailer.

Pall                                                          1.79             12,206,250
A leading supplier of fine filters mainly made by the company, using its proprietary filter media, and other fluid clarification equipment for the removal of solid, liquid and gaseous contaminants from a wide variety of liquids and gases.

Fluor                                                         1.77             12,025,000
A leading, worldwide engineering and construction company serving energy, natural resource, processing, industrial, commercial and utility markets.

Computer Associates Intl                                      1.73             11,790,000
The largest vendor of non-microcomputer products in the
software industry.

PAGE 9
Making the most of your fund

Average annual total return
(as of Nov. 30, 1995)

1 year                   5 years                    10 years
+20.76%                  +13.64%                    +12.92%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Nov. 30, 1995 were +13.87%, +14.29% and +20.02%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to use the fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low.

(arrow in table pointing to September) and fewer shares when the per share market price is high.

PAGE 10
You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the fund or another fund.

How your $10,000 has grown in IDS Equity Select Fund

Average annual total return
(as of Nov. 30, 1995)
1 year     5 years     10 years                            $33,740
+20.76%    +13.64%     +12.92%              S&P 500         Equity
                                          Stock Index       Select
                                                              Fund

                                   Lipper Growth &
$20,000                            Income Fund Index



 $9,500

'85   '86   '87   '88   '89   '90   '91    '92    '93    '94    '95

The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Nov. 30, 1995 were 13.87%, +14.29%
and +20.02%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Assumes: Holding period from 11/30/85 to 11/30/95. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the fund, with a value of $20,522. Also see "Performance" in the fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the fund invests.

Lipper Growth and Income Fund Index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Growth & Income Fund Index. In comparing Equity Select Fund to the two indexes, you should take account of the fact that the fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report
___________________________________________________________________
The board of directors and shareholders
IDS Equity Select Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Equity Select Fund, Inc. as of November 30, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Equity Select Fund, Inc. at November 30, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 5, 1996

PAGE 13

                          Financial statements

                          Statement of assets and liabilities
                          IDS Equity Select Fund, Inc.
                          Nov. 30, 1995
_____________________________________________________________________________________________________________

                          Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
   (identified cost $500,823,374)                                                                $680,642,265
Dividends and accrued interest receivable                                                             907,127
Receivable for investment securities sold                                                           8,122,319
_____________________________________________________________________________________________________________
Total assets                                                                                      689,671,711
_____________________________________________________________________________________________________________

                          Liabilities
_____________________________________________________________________________________________________________

Disbursements in excess of cash on demand deposit                                                   3,346,197
Payable for investment securities purchased                                                         5,538,845
Accrued investment management services fee                                                             13,125
Accrued distribution fee                                                                                  125
Accrued service fee                                                                                     6,472
Accrued transfer agency fee                                                                             3,174
Accrued administrative services fee                                                                     1,437
Other accrued expenses                                                                                220,065
_____________________________________________________________________________________________________________
Total liabilities                                                                                  9,129,440
_____________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                                               $680,542,271
_____________________________________________________________________________________________________________

                          Represented by
_____________________________________________________________________________________________________________

Capital stock -- authorized 10,000,000,000 shares of $.01 par value                              $    551,257
Additional paid-in capital                                                                        447,568,186
Undistributed net investment income                                                                   686,538
Accumulated net realized gain (Note 1)                                                             51,917,025
Unrealized appreciation of investments and on translation
   of assets and liabilities in foreign currencies                                                179,819,265
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                         $680,542,271
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                             $674,392,556
                                             Class B                                             $  3,156,283
                                             Class Y                                             $  2,993,432

Net asset value per share of outstanding capital stock: Class A shares 54,626,889                $      12.35
                                                        Class B shares    256,438                $      12.31
                                                        Class Y shares    242,396                $      12.35


See accompanying notes to financial statements.

PAGE 14
                          Financial statements

                          Statement of operations
                          IDS Equity Select Fund, Inc.
                          Year ended Nov. 30, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________

Income:
Dividends (net of foreign taxes withheld of $36,137)                                              $ 8,736,115
Interest                                                                                            2,283,959
_____________________________________________________________________________________________________________

Total income                                                                                       11,020,074
_____________________________________________________________________________________________________________

Expenses (Note 2):
Investment management services fee                                                                  2,988,666
Distribution fee
    Class A                                                                                            84,330
    Class B                                                                                             6,751
Transfer agency fee                                                                                   683,989
Incremental transfer agency fee - Class B                                                                 194
Service fee
    Class A                                                                                           774,651
    Class B                                                                                             1,575
Administrative services fee                                                                           173,993
Compensation of directors                                                                              27,887
Compensation of officers                                                                                5,971
Custodian fees                                                                                         94,780
Postage                                                                                                98,289
Registration fees                                                                                     106,551
Reports to shareholders                                                                               105,553
Audit fees                                                                                             24,250
Administrative                                                                                          5,373
Other                                                                                                   7,367
_____________________________________________________________________________________________________________

Total expenses                                                                                      5,190,170
  Earnings credits on cash balances (Note 2)                                                          (17,037)
_____________________________________________________________________________________________________________
Total net expenses                                                                                  5,173,133
_____________________________________________________________________________________________________________

Investment income -- net                                                                            5,846,491
_____________________________________________________________________________________________________________

                          Realized and unrealized gain -- net
_____________________________________________________________________________________________________________

Net realized gain on security and foreign currency transactions
    (including loss of $5,229 from foreign currency transactions) (Note 3)                        51,811,694
Net realized gain on expired option contracts written (Note 4)                                        78,622
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                              51,890,316
Net change in unrealized appreciation or depreciation of investments and on
    translation of assets and liabilities in foreign currencies                                   91,992,076
_____________________________________________________________________________________________________________

Net gain on investments and foreign currency                                                      143,882,392
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                             $149,729,333
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 15

                          Financial statements

                          Statements of changes in net assets
                          IDS Equity Select Fund, Inc.
                          Year ended Nov. 30,
_____________________________________________________________________________________________________________

                          Operations and distributions                                1995               1994
_____________________________________________________________________________________________________________

Investment income -- net                                                        $ 5,846,941      $  5,556,671
Net realized gains on investments and foreign currency                           51,890,316        27,538,850
Net change in unrealized appreciation or depreciation of investments
   and on translation of assets and liabilities in foreign currencies            91,992,076       (65,795,357)
_____________________________________________________________________________________________________________
Net increase (decrease) in net assets resulting from operations                 149,729,333       (32,699,836)
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
      Class A                                                                    (6,443,371)       (5,298,428)
      Class B                                                                        (4,112)               --
      Class Y                                                                       (32,268)               --
   Net realized gains
      Class A                                                                   (27,566,617)      (56,481,045)
_____________________________________________________________________________________________________________
Total distributions                                                             (34,046,368)      (61,779,473)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 6)
_____________________________________________________________________________________________________________
Proceeds from sales
    Class A shares (Note 2)                                                      23,789,273        64,577,273
    Class B shares                                                                3,058,093                --
    Class Y shares                                                                3,753,044                --
Reinvestment of distributions at net asset value
   Class A shares                                                                32,178,616        58,528,158
   Class B shares                                                                     4,094                --
   Class Y shares                                                                    32,267                --
Payments for redemptions
   Class A shares                                                               (77,433,209)      (64,956,218)
   Class B shares (Note 2)                                                         (132,946)               --
   CLass Y shares                                                                (1,437,317)               --
_____________________________________________________________________________________________________________
Increase (decrease) in net assets from capital share transactions               (16,188,085)       58,149,213
_____________________________________________________________________________________________________________
Total increase (decrease) in net assets                                          99,494,880       (36,330,096)

Net assets at beginning of year                                                581,047,391       617,377,487
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $686,538 and $1,406,669)                                                     $680,542,271      $581,047,391
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 16
Notes to financial statements

IDS Equity Select Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge, Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying PAGE 17 an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

PAGE 18
The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $87,321 and accumulated net realized gain has been increased by $54,635 resulting in a net reclassification adjustment to increase additional paid-in-capital by $32,686.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

PAGE 19
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.14% of average daily net assets. The fee was adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth and Income Fund Index. The maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment would have been zero. The adjustment decreased the fee by $283,780 for the year ended Nov. 30, 1995.

Also under terms of the prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows:

Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The performance incentive adjustment remains unchanged from the prior agreement.

Under an Administration Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

PAGE 20
Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $524,035 for Class A and $105 for Class B for the year ended Nov. 30, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended Nov. 30, 1995, the Fund's custodian and transfer agency fees were reduced by $17,037 as a result of earnings credits from overnight cash balances.

The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded, but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $7,853 for the year ended Nov. 30, 1995.

3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $359,767,884 and $369,547,894, respectively, for the year ended Nov. 30, 1995. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $111,986 for the year ended Nov. 30, 1995.

Income from securities lending amounted to $70,918 for the year ended Nov. 30, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
4. Option contracts written

The number of contracts and premium amounts associated with option contracts written is as follows:

                    Year ended Nov. 30, 1995
  _____________________________________________________
              Puts                      Calls
      Contracts      Premium     Contracts      Premium
__________________________________________________________________
Balance Nov. 30, 1994    500         $30,249         500         $27,124
Opened                   --               --         500          37,999
Exercised                --               --        (250)        (16,750)
Expired                 (500)        (30,249)       (750)        (48,373)
______________________________________________________________________________
Balance Nov. 30, 1995    --          $    --          --         $    --
______________________________________________________________________________

PAGE 21
5. Illiquid securities

At Nov. 30, 1995, investments in securities included issues that are illiquid. The Fund currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 1995 was $10,203,200 representing 1.5% of net assets. Pursuant to guidelines adopted by the Fund's board of directors, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

___________________________________________________________________
6. Capital share transactions

Transactions in shares of capital stock for the years indicated are asfollows:

                                  Year ended Nov. 30, 1995                   Year ended
                                                                               11/30/94
                                Class A       Class B*         Class Y*         Class A
_______________________________________________________________________________________
_
Sold                          2,198,887        267,313          358,846       5,845,726
Issued for reinvested         3,206,669            357            2,889       5,172,792
   distributions
Redeemed                     (7,156,868)       (11,232)        (119,339)
(5,934,761)
_______________________________________________________________________________________
Net increase (decrease)      (1,751,312)       256,438          242,396       5,083,757
_______________________________________________________________________________________
*Inception date was March 20, 1995.

_______________________________________________________________________________________

7. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 22

                         Investments in securities

                         IDS Equity Select Fund, Inc.                                         (Percentages represent value of
                         Nov. 30, 1995                                                    investments compared to net assets)
_____________________________________________________________________________________________________________________________

Common stocks (95.8%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Aerospace & defense (2.5%)
Boeing                                                                                  100,000                   $7,287,500
United Technologies                                                                     105,000                    9,843,750
                                                                                                                 ___________
Total                                                                                                             17,131,250
___________________________________________________________________________________________________________________________
Automotive & related (4.2%)
Dana                                                                                    250,000                     7,312,500
Goodyear Tire & Rubber                                                                  250,000                    10,593,750
Worthington Inds                                                                        550,000                    10,793,750
                                                                                                                 ____________
Total                                                                                                              28,700,000
_____________________________________________________________________________________________________________________________
Banks and savings & loans (3.0%)
Collective Bancorp                                                                      200,000                     5,275,000
First Chicago                                                                           135,000                     9,382,500
Standard Federal                                                                        150,000                     5,756,250
                                                                                                                 ____________
Total                                                                                                              20,413,750
_____________________________________________________________________________________________________________________________
Building materials (8.5%)
Clayton Homes                                                                           525,000                    14,700,000
Lennar                                                                                  372,000                     8,230,500
Martin Marietta Materials                                                               425,000                     8,659,375
Sherwin-Williams                                                                        325,000                    12,878,125
Tyco Intl                                                                               420,000                    13,177,500
                                                                                                                _____________
Total                                                                                                              57,645,500
_____________________________________________________________________________________________________________________________
Chemicals (4.3%)
Hanna (MA)                                                                              375,000                    10,078,125
Pall                                                                                    450,000                    12,206,250
Praxair                                                                                 233,900                     6,812,338
                                                                                                                _____________
Total                                                                                                              29,096,713
_____________________________________________________________________________________________________________________________
Communications equipment (1.3%)
Airtouch Communications                                                                 300,000     (b)             8,737,500
_____________________________________________________________________________________________________________________________
Computers & office equipment (10.9%)
Ceridian                                                                                100,000     (b)             4,200,000
Cisco Systems                                                                           115,000     (b)             9,674,375
Compaq Computer                                                                         165,000     (b)             8,167,500
See accompanying notes to investments in securities.
PAGE 23
Computer Associates Intl           180,000                    11,790,000
Hewlett-Packard                                                                          90,000                     7,458,750
Manugistics Group                                                                       200,000     (b)             3,500,000
Parametric Technology                                                                   150,000     (b)            10,612,500
Solectron                                                                               250,000     (b)            10,625,000
StrataCom                                                                               110,000     (b)             8,250,000
                                                                                                                 ____________
Total                                                                                                              74,278,125
_____________________________________________________________________________________________________________________________
Electronics (2.2%)
Intel                                                                                   125,000                     7,609,375
SGS-THOMSON Microelectronics                                                            200,000     (b)             7,450,000
                                                                                                                 ____________
Total                                                                                                              15,059,375
_____________________________________________________________________________________________________________________________
Energy (8.1%)
Enron Oil & Gas                                                                         475,000                     9,975,000
Fluor                                                                                   185,000                    12,025,000
Royal Dutch Pete                                                                         65,000                     8,344,375
Schlumberger                                                                            140,000                     8,890,000
TOTAL                                                                                   300,000                     9,262,500
Weatherford Enterra                                                                     261,950     (b)             6,646,981
                                                                                                                 ____________
Total                                                                                                              55,143,856
_____________________________________________________________________________________________________________________________
Financial services (3.2%)
Equity Residential Property REIT                                                        200,000                     6,200,000
Morgan Stanley                                                                          100,000                     8,625,000
Salomon                                                                                 200,000                     7,275,000
                                                                                                                 ____________
Total                                                                                                              22,100,000
_____________________________________________________________________________________________________________________________
Food (4.5%)
ConAgra                                                                                 325,000                    12,959,375
Pioneer Hi-Bred                                                                         200,000                    11,450,000
Sysco                                                                                   200,000                     6,125,000
                                                                                                                 ____________
Total                                                                                                              30,534,375
_____________________________________________________________________________________________________________________________
Health care (5.1%)
Beckman Instruments                                                                     225,000                     7,846,875
Biomet                                                                                  280,000     (b)             5,180,000
Merck                                                                                   175,000                    10,828,125
SmithKline Beechman                                                                     200,000                    10,650,000
                                                                                                                 ____________
Total                                                                                                              34,505,000
_____________________________________________________________________________________________________________________________
PAGE 24
Industrial equipment & services (3.7%)
Illinois Tool Works                                                                     225,000                    14,259,375
Teleflex                                                                                250,000                    11,093,750
                                                                                                                 ____________
Total                                                                                                              25,353,125
_____________________________________________________________________________________________________________________________
Industrial transportation (4.3%)
Conrail                                                                                 140,000                     9,782,500
Trinity Ind                                                                             325,000                     9,993,750
Union Pacific                                                                           140,000                     9,485,000
                                                                                                                 ____________
Total                                                                                                              29,261,250
_____________________________________________________________________________________________________________________________
Insurance (7.9%)
ACE Limited                                                                             275,000                     9,968,750
NAC RE                                                                                  156,200                     5,154,600
Progressive Corp Ohio                                                                   153,900                     6,848,550
Risk Capital Holdings                                                                   150,000     (b)             3,093,750
Tempest Reinsurance                                                                      80,000     (b,d)          10,203,200
TIG Holdings                                                                            375,000                    10,125,000
UNUM                                                                                    150,000                     8,118,750
                                                                                                                 ____________
Total                                                                                                              53,512,600
_____________________________________________________________________________________________________________________________
Media (4.4%)
Harcourt General                                                                        265,000                    10,666,250
McGraw-Hill                                                                             125,000                    10,468,750
Time Warner                                                                             225,000                     9,000,000
                                                                                                                 ____________
Total                                                                                                              30,135,000
_____________________________________________________________________________________________________________________________
Metals (2.2%)
Aluminum Co Amer                                                                        200,000                    11,700,000
UCAR Intl                                                                               100,000     (b)             3,187,500
                                                                                                                 ____________
Total                                                                                                              14,887,500
_____________________________________________________________________________________________________________________________
Multi-Industry (1.8%)
Emerson Electric                                                                         46,400                     3,619,200
Westinghouse Electric                                                                   500,000                     8,437,500
                                                                                                                 ____________
Total                                                                                                              12,056,700
_____________________________________________________________________________________________________________________________
Paper & packaging (1.5%)
Crown Cork & Seal                                                                       250,000     (b)            10,468,750
_____________________________________________________________________________________________________________________________
PAGE 25
Retail (8.5%)
Albertson's                                                                             400,000                    12,300,000
Gap                                                                                     170,000                     7,692,500
Home Depot                                                                              250,000                    11,093,750
Nordstrom                                                                               175,000                     6,868,750
Pep Boys-Manny Moe & Jack                                                               475,000                    12,587,500
Safeway                                                                                 150,000     (b)             6,975,000
                                                                                                                _____________
Total                                                                                                              57,517,500
_____________________________________________________________________________________________________________________________
Textiles & apparel (1.3%)
Jones Apparel Group                                                                     250,000     (b)             9,031,250
_____________________________________________________________________________________________________________________________
Foreign (2.4%)(c)
BBC Brown Boveri                                                                          7,200                     8,268,818
Renaissance Energy                                                                      300,000     (b)             6,901,245
Renaissance Energy                                                                       54,000     (b,e)           1,242,224
                                                                                                                 ____________
Total                                                                                                              16,412,287
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $472,165,515)                                                                                             $651,981,406
_____________________________________________________________________________________________________________________________
/TABLE
PAGE 26

Short-term securities (4.2%)
_____________________________________________________________________________________________________________________________
Issuer                                                     Annualized                    Amount                   Value(a)
                                                             yield on                payable at
                                                              date of                  maturity
                                                             purchase
_____________________________________________________________________________________________________________________________
U.S. government agency (0.3%)
Federal Natl Mtge Assn
Disc Note
12-22-95                                                  5.72%                      $2,400,000                  $ 2,392,048
_____________________________________________________________________________________________________________________________
Commercial paper (3.9%)
Albertson's
12-05-95                                                  5.75                        4,600,000                     4,597,081
BellSouth Capital Funding
12-13-95                                                  5.70                        1,700,000                     1,696,770
BellSouth Telecommunications
12-07-95                                                  5.72                        3,100,000                     3,097,045
CAFCO
12-08-95                                                  5.75                        3,000,000                     2,996,669
Ciesco LP
12-06-95                                                  5.74                        1,000,000                       999,207
Deutsche Bank Financial
12-15-95                                                  5.75                        1,500,000                     1,496,663
Lincoln Natl
12-01-95                                                  5.72                        4,300,000     (f)             4,300,000
12-15-95                                                  5.75                        2,000,000     (f)             1,995,551
PACCAR Financial
12-04-95                                                  5.75                        3,500,000                     3,498,332
Transamerica Finance
01-17-96                                                  5.72                          800,000                       794,026
Wal-Mart Stores
12-21-95                                                  5.73                          800,000                       797,467
                                                                                                                 ____________
Total                                                                                                              26,268,811

_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $28,660,859)                                                                                              $ 28,660,859
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $500,823,374)(g)                                                                                          $680,642,265
_____________________________________________________________________________________________________________________________

PAGE 27
____________________________________________________________________________________________________________________________
Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) Identifies issue considered to be illiquid (see Note 5 to the financial statements.) Information concerning such holdings at Nov. 30, 1995, is as follows:
                         Acquistion
Security                       date                      Cost
________________________________________________________________
Tempest Reinsurance      09-13-93                $8,000,000
________________________________________________________________

(e) Represents security sold under Rule 144A and is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.
(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(g) At Nov. 30, 1995, the cost of securities for federal income tax purposes was $500,853,374 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                        $182,906,767
    Unrealized depreciation                                                         (3,117,876)

 ______________________________________________________________________________________________

    Net unrealized appreciation                                                    $179,788,891
_______________________________________________________________________________________________

PAGE 28
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 29
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

PAGE 30
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 31
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 32
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Federal income tax information

IDS Equity Select Fund, Inc.
________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below were reported to you on Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.


IDS Equity Select Fund, Inc.
Fiscal year ended Nov. 30, 1995

Class A
Income distributions
taxable as dividend income,
100% qualifying for deduction by corporations.

Payable date          Per share

Dec. 29, 1994         $0.02750
March 30, 1995         0.03000
June 28, 1995          0.02999
Sept. 28, 1995         0.02751

Total                 $0.11500

Capital gain distribution
taxable for long-term capital gain.

Payable date          Per share

Dec. 29, 1994         $0.49350

Total distributions   $0.60850

PAGE 34
Class B
Income distributions
taxable as dividend income,
100% qualifying for deduction by corporations.

Payable date          Per share

March 30, 1995        0.02900
June 28, 1995         0.01988
Sept. 28, 1995        0.01364

Total distributions  $0.06252

Class Y
Income distributions
taxable as dividend income,
100% qualifying for deduction by corporations.

Payable date           Per share

March 30, 1995          0.03054
June 28, 1995           0.03469
Sept. 28, 1995          0.03269

Total distributions    $0.09792

PAGE 35
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Equity Select Fund
(formerly IDS Equity Plus Fund)
IDS Tower 10
Minneapolis, MN  55440-0010